Exhibit 10.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Annual Report on Form 20-F of SBS Broadcasting S.A. of our report dated February 20, 2004, relating to the financial statements of TVN Sp. z o.o., for the year ended December 31, 2003.

/s/ PricewaterhouseCoopers Sp. z o.o.

Warsaw
May 14, 2004